Earnings Conference Call 3rd Quarter 2023 November 2, 2023 Exhibit 99.2

Forward-Looking Statements This presentation (and oral statements relating to this presentation) contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical facts, that express, are based on, or involve discussions of expectations, beliefs, plans, estimates, objectives, outlooks, assumptions, or future events or performance are forward-looking. Forward-looking statements are not guarantees of future performance, involve estimates, assumptions, risks, and uncertainties, and may differ materially from actual results, performance, or outcomes. Risks and uncertainties that may cause actual results or outcomes to differ materially from those contained in forward-looking statements are listed in IDACORP, Inc.'s and Idaho Power Company's most recently filed periodic reports on Form 10-K and Form 10-Q, including (but not limited to) the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections, and other reports the companies file with the U.S. Securities and Exchange Commission. Risks and uncertainties include the following, among others: • Decisions by state and federal regulators affecting Idaho Power's ability to recover its costs and earn a return on its capital investment; • Changes to or elimination of Idaho Power’s regulatory cost recovery mechanisms; • Ability to timely construct, and expenses and risks of capital expenditures for, utility infrastructure, including the impacts of inflation, price volatility, supply chain constraints, and supplier and contractor delays and failure to satisfy project quality and performance standards; • Impacts of economic conditions, including an inflationary or recessionary environment and increasing interest rates, on items such as operations and capital investments and changes in customer demand; • Power demand exceeding supply, and the rapid addition of new industrial and commercial customer load and the volatility of such new load demand, resulting in increased costs for purchasing energy and capacity in the market or acquiring or constructing additional generation and transmission resources, and battery storage facilities; • Risks of operating an electric utility system, including compliance with regulatory obligations and potential liability for outages and personal injury or property damage; • Ability to acquire fuel, power, and transmission capacity at reasonable prices and under reasonable terms; • Impacts of current and future governmental regulation and ability to timely obtain, and the cost of obtaining and complying with, government permits and approvals, licenses, and rights-of-way for transmission and generation projects; • Ability to obtain debt and equity financing when necessary and on reasonable terms; and • Ability to continue to pay dividends and achieve target-payout ratios, and contractual and regulatory restrictions on those dividends. New factors emerge from time to time, and it is not possible for the companies to predict all such factors, nor can they assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. IDACORP and Idaho Power disclaim any obligation to update publicly any forward-looking information, whether in response to new information, future events, or otherwise, except as required by applicable law.

Leadership Presenting Today Lisa Grow IDACORP President & Chief Executive Officer Brian Buckham IDACORP Senior Vice President & Chief Financial Officer 3

Earnings Performance Three months ended September 30 Nine months ended September 30 2023 2022 2023 2022 Net income (thousands) $ 105,264 $ 106,380 $ 229,936 $ 216,928 Weighted average common shares outstanding – diluted (thousands) 50,805 50,722 50,762 50,689 Earnings per diluted share $ 2.07 $ 2.10 $ 4.53 $ 4.28 4

Growth and Economic Expansion Moody’s GDP Growth Projections for Idaho Power’s Service Area: • 2023: 5.7% • 2024: 3.7% 5 2.3% (Year-over-year) Idaho Power Customer Growth 570,000 580,000 590,000 600,000 610,000 620,000 630,000 2019 2020 2021 2022 Twelve Months Ended Sept. 30, 2023

Idaho General Rate Case Settlement 6 • Rate increase effective January 1, 2024, pending IPUC approval of the Settlement Stipulation • Idaho-jurisdiction retail revenue: • Annual net average increase of 4.25% ($54.7 million) • Establishes new level of PCA base net power supply expense of ~$485 million • Transfers cost recovery to base rates – $168.3 million from current PCA rates and $3.5 million from the energy efficiency rider • Provides for a 9.6% return on equity and a 7.247% authorized rate of return applied to an Idaho-jurisdiction retail rate base of ~$3.81 billion • Modifications to ADITC and revenue support mechanism: • Establishes an Idaho-jurisdiction return on year-end equity of 9.12% for additional amortization of ADITCs and 9.6% sharing threshold • Removes $25 million annual cap on accelerated amortization of ADITCs • Tax credits generated by the batteries installed in 2023 will be added to the existing mechanism • No limitation on the timing of filing another Idaho GRC

2023 Integrated Resource Plan Filed 7

RFP Update 8 In-Service Resource Owned or Contracted 2023 Battery Storage Solar 120 MW Owned 40 MW PPA* 2024 Battery Storage Solar 96 MW Owned 100 MW PPA 2025 Battery Storage Solar 77 MW Owned; 150 MW PPA 200 MW PPA* 2026 TBD – Evaluating Bids TBD 2027 TBD – Evaluating Bids TBD * Allocated to customers as part of the Clean Energy Your Way program

Q3 2022 to Q3 2023 IDACORP, Inc. Net Income (in millions and before related income tax impact unless otherwise noted) 9 Net Income – For the Quarter Ended September 30, 2022 $ 106.4 Increase (decrease) in Idaho Power net income: Customer growth, net of associated power supply costs and power cost adjustment mechanisms $ 4.6 Usage per retail customer, net of associated power supply costs and power cost adjustment mechanisms (17.2) Idaho fixed cost adjustment revenues 7.2 Retail revenues per megawatt-hour, net of associated power supply costs and power cost adjustment mechanisms 0.9 Transmission wheeling-related revenues (2.8) Other operations and maintenance expenses 4.9 Depreciation expense (4.9) Other changes in operating revenues and expenses, net 5.3 Decrease in Idaho Power operating income (2.0) Non-operating expense, net (0.5) Income tax expense, excluding additional ADITC amortization 1.0 Total decrease in Idaho Power net income (1.5) Other IDACORP changes (net of tax) 0.4 Net Income – For the Quarter Ended September 30, 2023 $ 105.3

IDACORP(1) Idaho Power Revolving Credit Facility – Expires December 2026(2) $ 100.0 $ 300.0 Commercial Paper Outstanding – – Identified for Other Use(3) – (19.9) Total $ 100.0 $ 280.1 Operating Cash Flows and Liquidity 9 Cash Flows (millions) Nine Months Ended September 30 IDACORP 2023 2022 Net Cash Provided by Operating Activities $ 162.0 $ 269.0 Liquidity (millions) As of September 30, 2023 (1) Holding company only. (2) On December 6, 2025, $15.6 million and $46.9 million on the IDACORP and Idaho Power facilities, respectively, terminates, with the remainder terminating December 7, 2026. (3) American Falls Bonds that Idaho Power could be required to purchase prior to maturity under the optional or mandatory purchase provisions of the bonds, if the remarketing agent for the bonds were unable to sell the bonds to third parties. 10

2023 Earnings Per Share Guidance and Estimated Key Operating Metrics Current(1) Previous(2) IDACORP Earnings Per Diluted Share Guidance $ 5.05 – $ 5.15 $ 4.95 – $ 5.15 Idaho Power Additional Amortization of Accumulated Deferred Investment Tax Credits (millions) Up to $10 Approximately $15 Idaho Power Operations & Maintenance Expense (millions) No change $ 385 – $ 395 Idaho Power Capital Expenditures, Excluding Allowance for Funds Used During Construction (millions) $ 675 – $ 725 $ 650 – $ 700 Idaho Power Hydropower Generation (millions Megawatt-hours) 6.4 – 6.8 6.0 – 7.5 (1) As of November 2, 2023. (2) As of August 3, 2023, the date of filing IDACORP’s and Idaho Power’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2023. 11

Contact Information Amy I. Shaw Director of Investor Relations, Compliance, and Risk (208) 388-5611 AShaw@idahopower.com Investors & Analysts Jordan Rodriguez Corporate Communications (208) 388-2460 JRodriguez@idahopower.com Media 12